PROXY STATEMENT PURSUANT TO SECTION 14(a)
                        OF THE SECURITIES EXCHANGE ACT OF 1934


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       Section 240.14a-12


                     FIRST LIBERTY BANK CORP.
                   (Name of Registrant as Specified in its Charter)


_________________________________________________________________
                      (Name of Person(s) Filing Proxy Statement)


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
                            [FIRST LIBERTY BANK CORP. LOGO]
                                 _____________________

                                        NOTICE
                                          OF
                            ANNUAL MEETING OF SHAREHOLDERS
                                to be held May 17, 1999
                                 _____________________


       NOTICE IS HEREBY GIVEN that the Annual Meeting of
Shareholders (the "Meeting") of First Liberty Bank Corp. ("First
Liberty") will be held on Monday, May 17, 1999, at 9:00 p.m.
(Eastern Time) at the Sacred Heart of Mary Center, 624 Madison
Avenue, Jermyn, Pennsylvania, for the following purposes:

             (1)    To elect five (5) Class I directors of First
       Liberty to serve for a term of three years and until their successors shall have been elected and qualified;

             (2) To transact such other business as may properly be presented at the Meeting.

       Shareholders of record at the close of business on March 31, 1999, are entitled to notice of, and to vote at the Meeting.

       WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON,
PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE
PROVIDED.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        DONALD J. GIBBS
                                        Treasurer
Jermyn, Pennsylvania
April 21, 1999

                               FIRST LIBERTY BANK CORP.
                                 645 Washington Avenue
                                      P.O. Box 39
                            Jermyn, Pennsylvania 18433-0039
                                    (570) 876-6500
                            _______________________________

                                    PROXY STATEMENT
                            ANNUAL MEETING OF SHAREHOLDERS
                                     May 17, 1999
                            _______________________________

                                  GENERAL INFORMATION

       Solicitation of Proxies. The Board of Directors of First Liberty Bank Corp. ("First Liberty"), parent company of First Liberty Bank & Trust, is providing this Proxy Statement to solicit proxies for use at First Liberty's annual meeting of shareholders to be held May 17, 1999, or any adjournment thereof (the "Meeting"). First Liberty is first mailing this Proxy Statement and the accompanying proxy on or about April 21, 1999. First Liberty will pay the expense of soliciting proxies. First Liberty expects to solicit proxies primarily by mail. First Liberty's directors, officers and employees may also solicit proxies personally, by telephone and by facsimile or similar means.

       Voting and Revocation of Proxies. The execution and return of the enclosed proxy will not affect a shareholder's right to attend the Meeting and vote in person. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting written notice of its revocation or a subsequently executed proxy bearing a later date to the Secretary of First Liberty, or by attending the Meeting and electing to vote in person. Shareholders of record at the close of business on March 31, 1999 (the "Record Date"), are entitled to notice of, and to vote at, the Meeting. On the Record Date, there were 1,587,137 shares of First Liberty common stock outstanding, each of which will be entitled to one vote at the Meeting.
Shareholders are not entitled to cumulate votes in the election of directors.

       If the enclosed proxy is appropriately marked, signed and returned in time to be voted at the Meeting, the shares represented by the proxy will be voted in accordance with the instructions marked thereon. Signed proxies not marked to the contrary will be voted "FOR" the election, as directors, of the Board of Directors' nominees. Signed proxies will be voted "FOR" or "AGAINST" any other matter that properly comes before the Meeting or any adjournment thereof, in the discretion of the persons named as proxyholders, including with respect to any matters not complying with the advance notice provisions set forth in First Liberty's Bylaws.
  <PAGE 1>
       Quorum. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast will constitute a quorum at the Meeting. Abstentions with respect to one or more proposals voted upon at the Meeting will be included for purposes of determining the presence of a quorum at the Meeting.

                                 ELECTION OF DIRECTORS

             The Articles of Incorporation of First Liberty provide that First Liberty's business shall be managed by a Board of Directors of not less than five and not more than twenty-five persons, the exact number to be fixed from time to time by the Board of Directors. The Board of Directors of First Liberty is divided into three classes: Class I, Class II, and Class III, with each class being as nearly equal in number as possible.
Only one Class is generally elected at each annual meeting to serve for a term of three years. The Board of Directors has fixed the number of directors at seventeen, with five directors in Class I and six directors in each of Class II and Class III. Accordingly, five Class I directors have been nominated for election at the Meeting. The term of office of the Class I directors elected at the Meeting will expire on the date of the annual meeting in 2002.

             The Board of Directors has nominated Kuzma
Leschak, Jr., I. Leo Moskovitz, Michael A. Barbetti, Norman E. Woodworth, and Fred J. Gentile, as Class I directors. Each of these persons is presently a director of First Liberty.
Garfield G. Thomas, presently a Class I director, will retire as of the Meeting after over forty years of service with First Liberty or its predecessor institutions.

             The Bylaws of First Liberty permit nominations for election to the Board of Directors to be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Nominations for director made by shareholders (other than by the Board of Directors) must be made, in writing, delivered or mailed to First Liberty not less than twenty days prior to the date of a shareholder's meeting. Such notice must contain the same information to the extent known to the notifying shareholder as that required to be stated by First Liberty in its Proxy Statement with respect to nominees of the Board of Directors. Any nominations that are not made in this manner or any votes cast at the Meeting for any candidate not duly nominated may be disregarded by the Chairman of the Meeting. No notice of nomination for election as a director has been received form any shareholder as of the date of this Proxy Statement.

             Shares represented by properly executed proxies in the accompanying form will be voted for the nominees named below unless otherwise specified in the proxy by the shareholder. Any shareholder who wishes to withhold authority from the proxyholders to vote for the election of directors or to withhold authority to vote for any individual nominee may do so by marking
<PAGE 2> his or her proxy to that effect.  No proxy may be voted for a greater number of persons than the number of nominees named. If any nominee should become unable to serve, the persons named in the proxy may vote for another nominee. First Liberty's management, however, has no present reason to believe that any nominee listed below will be unable to serve as a director, if elected.

             The following table sets forth information concerning the nominees for election as Class I directors and the continuing Class II and Class III directors, including their principal occupations or employment during the past five years and their ownership of First Liberty common stock as of the Record Date.
  <PAGE 3>



Name and Principal                   Age and     Sole Voting     Shared Voting   Total Shares    Percent of
Occupation During                   Director   and Investment   and Investment   Beneficially   Total Shares
Past Five Years                     Since(1)        Power            Power           Owned       Outstanding

NOMINEES AS CLASS I DIRECTORS TO SERVE UNTIL 2002
Kuzma Leschak, Jr.                     74             --              4,625           9,675(2)        .6%
Jermyn, PA                            1950
Chairman, Board of Directors

I. Leo Moskovitz                       94            1,000             --            25,300(3)       1.6
Jermyn, PA                            1953
Retired President of
FNBJ and First Liberty

Michael A. Barbetti                    50            1,653            2,534           4,049(4)        .3
Scranton, PA                          1991
Certified Public Accountant

Norman E. Woodworth                    69           11,024             --            24,390(5)       1.5
Peckville, PA                         1985
Retired

Fred J. Gentile                        72            9,100              241           9,341           .6
Lake Ariel, PA                        1966
Retired

CONTINUING CLASS II DIRECTORS TO SERVE UNTIL 2000
William M. Davis                       63            2,027           20,430          23,057(6)       1.4
Jermyn, PA                            1966
President and CEO of
FNBJ and First Liberty

Peter A. Sabia                         67             --            100,807         119,077(7)       7.5
Dunmore, PA                           1984
Owner of Valley Dodge
Truck Center

Edmund J. Biancarelli                  85           28,900            6,425          35,325          2.2
Jessup, PA                            1964
Medical Doctor

Thomas G. Speicher                     52             --              6,364           6,364          0.4
Archbald, PA                          1996
President and CEO of
TR Associates

William K. Nasser, Jr.                 46            1,409            1,970           3,089(8)       0.2
Dunmore, PA                          1997
President, Nasser & Co.

Steven R. Tokach                       52              250            5,180           5,430          0.3
Wilkes-Barre, PA                     1997
Executive Vice President
First Liberty and FNBJ

CONTINUING AS CLASS III DIRECTORS TO SERVE UNTIL 2001
David M. Epstein, Esquire              60            3,712            9,275          29,067(9)       1.8%
Scranton, PA                          1985
President, The Wellesley Group
(Hotel Management)
  <PAGE 4>
Robert T. Kelly                        72           22,605             --            22,950(10)      1.4
Jessup, PA                            1971
Certified Public Accountant

Harold T. McGovern                     40              830             --               830          0.1
Carbondale, PA                        1998
President, McGovern Insurance Agency

Saul Kaplan                            73          216,557             --           216,557         13.6
Scranton, PA                          1974
Owner, Montage Foods

Harold Kaplan                          65           52,432             --            52,432          3.3
Dalton, PA                            1986
Owner, Montage Foods

Joseph P. Coviello                     49              137           10,775          10,912          0.7
Clarks Summit, PA                     1990
Attorney

All Directors and Officers as a        --          342,811          168,645         598,090         37.7
  Group (18 Persons)
_____________________


(1) Includes period served as a director of predecessor institutions of First Liberty and First Liberty Bank &
       Trust.

(2) Includes 5,050 shares owned in various capacities by children.

(3)    Includes 24,300 shares owned individually by spouse.

(4)    Includes 1,515 shares owned by son.

(5) Includes 11,024 shares owned individually by his spouse and 2,342 owned by children.

(6)    Includes 600 shares in a self-directed IRA.

(7) Includes 18,270 shares owned in various capacities by children.

(8) Includes 100 shares owned by his children and 960 shares in a self-directed IRA.

(9) Includes 4,750 shares owned by his mother and 11,330 shares owned individually by spouse.

(10)   Includes 345 shares owned individually by spouse.

Board and Committee Meetings; Director Compensation

             First Liberty's Board of Directors met 7 times during 1998. First Liberty has an Audit Committee, an Executive Committee and a Personnel, Retirement & Compensation Committee. The Audit Committee, which is responsible for reporting to the Board on the financial condition of First Liberty and acting as a liaison between the Board and First Liberty's independent
<PAGE 5> auditors, met eight times during 1998.  The Personnel,
Retirement & Compensation Committee, which is responsible for the administration of compensation and benefit plans and programs, met twice during 1998. The Executive Committee, which can exercise the authority of the Board to the extent permitted by law during intervals between meetings of the Board, did not meet during 1998. During 1998, all of the directors of First Liberty attended at least 75% of the aggregate of all meetings of First Liberty's Board of Directors and committees of the Board on which they served except for David M. Epstein, Esquire.

             The Audit Committee of the Board consists of Directors Kelly (Chairman), Epstein, Moskovitz, Speicher, Nasser, Barbetti, and Gentile. The Executive Committee of the Board consists of Directors Davis (Chairman), Leschak, Sabia, Tokach, Harold
Kaplan, and Coviello. The Personnel, Retirement & Compensation Committee of the Board consists of Directors Sabia (Chairman), Speicher, Nasser, McGovern, Kelly, Woodworth, Harold Kaplan, and Coviello.

             The Board of Directors of First Liberty is identical to the Board of Directors of First Liberty Bank & Trust. Each nonemployee director of First Liberty Bank & Trust receives an annual retainer of $24,000. First Liberty does not pay directors' fees.

Executive Compensation

             Set forth in the following table is certain compensation information with respect to the Chief Executive
Officer of First Liberty and each other executive officer of First Liberty who received compensation in excess of $100,000 for the fiscal year ended December 31, 1998:

                                  Summary Compensation Table

                                                                              Long Term Compensation
                                                Annual Compensation                 Awards      Payouts
                                                              Other      Restricted Securities
Name and                                                      Annual        Stock   Underlying   LTIP    All Other
Principal                                                     Compen-       Awards   Options/   Payouts   Compen-
Position              Year            Salary($)    Bonus($)   sation($)      ($)      SARs(#)    ($)      sation
William M. Davis      1998            $206,865(1)  $50,000     $  0          $ 0       $ 0        $ 0      $ 0
President & CEO       1997             177,788      30,000        0            0         0          0        0
                      1996             162,192      25,000        0            0         0          0        0

Steven R. Tokach      1998             137,313(1)   25,000        0            0         0          0        0
Executive Vice        1997             116,299      20,000        0            0         0          0        0
  President           1996             107,873      20,000        0            0         0          0        0

Richard Masucci       1998             102,960        0           0            0         0          0        0
Senior Vice
President

_________________
  <PAGE 6>
(1) The base salaries of Mr. Davis and Mr. Tokach were increased to $225,000 and $150,000 per year, respectively, during 1998.

             In June 1993, First Liberty entered into employment agreements with William M. Davis, President and Chief Executive Officer of First Liberty, and Steven R. Tokach, Executive Vice President of First Liberty. Each agreement was for an initial three-year term and is renewed annually for a three-year period unless notice of nonrenewal is given by either party in which case the agreement will expire at the end of the then existing term. Each agreement provided for an initial base salary which First Liberty may increase, but not decrease, from time to time. The current base salaries for Mr. Davis and Mr. Tokach under the agreements is $225,000 and $150,000, respectively. If the executive's employment is terminated without "cause" (as defined in the agreement) or the executive terminates his employment for "good reason" (as defined in the agreement) following a "change in control" of the Company, the executive becomes entitled to severance benefits under the agreement. "Good reason" includes a reduction in title, responsibilities, or authority, a reassignment which requires the executive to travel from his principal residence more than 25 miles, any removal of the executive from office (subject to certain exceptions), a reduction in base salary, or a failure to provide the executive with comparable benefits following a "change in control." If any such termination occurs following a "change in control,"
Mr. Davis and Mr. Tokach will be entitled to receive their current salary for the remainder of the then existing contract term plus certain welfare benefits in effect during the two (2) years prior to such termination.

             First Liberty does not presently compensate executives or employees by means of any stock option or long-term incentive plan. A long-term incentive plan means a plan providing compensation to serve as an incentive for performance over a period longer than one fiscal year.

Report of the Compensation Committee

             First Liberty's salary and compensation policies are administered by the Personnel, Retirement & Compensation Committee of the Board of Directors. This Committee consists entirely of nonemployee directors of First Liberty. The primary objective of the Committee is to set salaries and benefit levels which are competitive with levels available at financial institutions of similar size in First Liberty's market area. The Committee annually evaluates and recommends to the Board of Directors compensation and bonus awards to employees of First Liberty, including the Chief Executive Officer.

             At present, First Liberty's executive compensation program is comprised of salary and bonus. There are no long-term incentive programs, including any stock-based forms of remuneration. Salary levels are determined within ranges for
<PAGE 7> specific job descriptions for all executive employees other than the Chief Executive Officer and the Executive Vice President. Ranges are determined by comparing two commercially available salary surveys and also data collected on comparable salaries paid to officers who are similarly situated at other financial institutions in First Liberty's market area. Salaries are set within the ranges for each job description based on an evaluation by the Committee of an individual's job performance.

             The salary level of the Chief Executive Officer was set at $225,000 effective June 10, 1998 based on the Committee's and the Board's perception of the Chief Executive Officer's contribution to First Liberty, including without limitation his efforts to enhance First Liberty's financial performance by expanding the Bank's services and market area. The Chief
Executive Officer was also awarded a bonus of $50,000 for 1998.
The salary level and bonus for the Chief Executive Officer and for other executive employees were not based on any quantitative criteria.

             First Liberty presently does not maintain any long-term incentive plans, including stock option plans or other stock-based plans, for its employees. First Liberty does maintain a tax-qualified defined benefit plan for all of its employees. In addition, First Liberty has historically paid an annual bonus to all employees based on the achievement of pre-determined returns on shareholders' equity.

             This report has been submitted by the Personnel, Retirement & Compensation Committee of the Board of Directors, the members of which are: Peter A. Sabia, Chairman; Thomas G. Speicher; William K. Nasser, Jr.; Harold T. McGovern; Robert T. Kelly; Norman E. Woodworth; Harold Kaplan; and Joseph P. Coviello, Esquire.

Performance Graph

             Set forth below is a graph and table comparing the yearly percentage change in the cumulative total shareholder return on First Liberty common stock against the cumulative total return on the S&P 500 Index and the cumulative total return on the NASDAQ Bank Index for the five-year period commencing December 31, 1993, and ending December 31, 1998.

             Cumulative total return on First Liberty Common Stock, the S&P 500 Index and the NASDAQ Bank Index equals the total increase in value since December 31, 1993, assuming reinvestment of all dividends. The graph and table were prepared assuming that $100 was invested on December 31, 1993, in First Liberty common stock, the S&P 500 and the NASDAQ Bank Index.
  <PAGE 8>
                             The First Liberty Bank Corp.
                                   Performance Graph

                           [Graph to be inserted separately]


                           1993        1994        1995        1996         1997        1998


S&P 500                    $100      $101        $139        $171         $229        $294

NASDAQ Bank Index           100       100         148         196          328         325

First Liberty               100       110         115         152          211         258

____________

Pension Plan

             First Liberty maintains a defined benefit retirement plan ("Pension Plan") for all employees who have attained age 21 and have completed one year of eligibility service. The following table sets forth the estimated annual benefits payable upon retirement to participants at normal retirement age, in the average annual salary and years of service classifications specified.

                       THE FIRST LIBERTY BANK CORP. PENSION PLAN
                     ILLUSTRATION OF BENEFITS AT DECEMBER 31, 1998

                         Benefits Payable Per Years of Service(1)(2)
Remuneration(3)     15          20          25           30           35
    25,000        6,750       9,000       11,250       13,500       15,750
    50,000       14,250      19,000       23,750       28,500       33,250
    75,000       21,750      29,000       36,250       43,500       50,750
   100,000       29,250      39,000       48,750       58,500       68,250
   125,000       36,750      49,000       61,250       73,500       85,750
   150,000       44,250      59,000       73,750       88,500      103,250
   200,000       47,250(4)   63,000(4)    78,750(4)    94,500(4)   110,250(4)
   225,000       47,250(4)   63,000(4)    78,750(4)    94,500(4)   110,250(4)
   250,000       47,250(4)   63,000(4)    78,750(4)    94,500(4)   110,250(4)

(1) The following are the years of credited service under the Pension Plan for the persons named in the cash compensation table: Mr. Davis-35 years; Mr. Tokach-12 years; and Mr. Masucci-1 year.

(2) Benefits are computed in single life annuity amounts without any reduction for Social Security or other offset amounts.
  <PAGE 9>
(3) Represents the highest average remuneration received over a consecutive five-year period during the last ten years, subject in the cases of Messrs. Davis, Tokach, and Masucci to a compensation limit of $160,000 in 1998.

(4) The 1998 maximum annual benefit permitted when the Internal Revenue Code's annual compensation limit of $160,000 and maximum annual benefit limit are applied to the Pension
       Plan's benefit formula.

Certain Transactions

             Certain directors and executive officers of First Liberty, and associates of such persons (including corporations of which such persons are officers or 10% beneficial owners), were customers of and had transactions with First Liberty Bank & Trust and its predecessors, The First National Bank of Jermyn and NBO National Bank, in the ordinary course of business during 1998. All loans made to such persons were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risks of collectibility or present other unfavorable features. It is expected that any other transactions with directors and officers and their associates int he future will be conducted on the same basis.

Principal Shareholders of First Liberty

             On the Record Date, there were 1,587,137 shares of First Liberty common stock issued and outstanding held by approximately 1,440 shareholders of record. The following table sets forth information with respect to persons known by First Liberty to have beneficially owned 5% or more of the outstanding First Liberty common stock as of the Record Date:

Name and Address          Amount and Nature of
of Beneficial Owner       Beneficial Ownership   Percent of Class

Saul Kaplan(1)                    216,557               13.6%
101 Rhonch Drive
Scranton, PA

Peter A. Sabia(2)                 119,077                7.5%
402 Willow Street
Dunmore, PA
________________________

(1)    Mr. Kaplan is a director of First Liberty and First Liberty
       Bank & Trust.

(2) Mr. Sabia is a director of First Liberty and First Liberty Bank & Trust. Amounts include 100,807 shares over which he has shared voting and investment power and 18,270 shares owned in various capacities by his children. <PAGE 10>

Section 16(a) Beneficial Ownership Reporting Compliance

       Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires First Liberty's officers and directors, and any persons owning ten percent or more of First Liberty common stock, to file in their personal capacities initial statements of beneficial ownership, statements of changes in beneficial ownership and annual statements of beneficial ownership with the Securities and Exchange Commission. Persons filing such beneficial ownership statements are required by SEC regulation to furnish First Liberty with copies of all such statements filed with the SEC. The rules of the SEC regarding the filing of such statements require that "late filings" of such statements be disclosed in First Liberty's proxy statement.
Based solely on First Liberty's review of any copies of such statements received by it, and on representations from First Liberty's existing directors and officers that no annual statements of beneficial ownership were required to be filed by such persons, First Liberty believes that all such statements were timely filed in 1998.

Independent Auditors

             The Board of Directors of First Liberty has appointed the firm of KPMG LLP, as independent auditors to provide certain accounting services for First Liberty and its subsidiaries during fiscal year 1999. Representatives of this firm are expected to attend the Annual Meeting, will be afforded an opportunity to make a statement if they desire to do so, and will be available to respond to questions from shareholders.

Other Matters

             Management knows of no business other than as described above that is planned to be brought before the First Liberty
Annual Meeting.

                                 SHAREHOLDER PROPOSALS

             First Liberty's 2000 Annual Meeting of Shareholders will be held on or about May 15, 2000. In accordance with the ByLaws of First Liberty, a shareholder who desires to propose a matter for consideration at an annual meeting of shareholders must provide notice thereof in writing, delivered or mailed by first-class United States mail, postage prepaid, to the Secretary of First Liberty, not less than sixty days prior to such annual meeting. For the 2000 Annual Meeting of Shareholders, this period ends on March 16, 2000.

             Any shareholder who desires to submit a proposal to be considered for inclusion in First Liberty's proxy materials relating to its 2000 Annual Meeting of Shareholders in accordance with the rules of the Securities and Exchange Commission must submit such proposal in writing, addressed to First Liberty at 645 Washington Avenue, Jermyn, Pennsylvania 18433 (Attn:
Secretary), on or before December 23, 1999.

                                     [PROXY CARD]

[Side 1]

                               FIRST LIBERTY BANK CORP.

       I/We hereby appoint Mary Anne Constantini as proxyholder, with the power to appoint her substitute, and hereby authorize her to represent and to vote, as designated on the reverse side, all the shares of common stock of First Liberty Bank Corp. held of record by me/us on March 31, 1999, at the Annual Meeting of Shareholders to be held on May 17, 1999, or any adjournment thereof.

       This proxy when properly executed will be voted in the manner directed on the reverse side. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES OF THE BOARD OF DIRECTORS. This proxy will be voted, in the discretion of the proxyholders, upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournment thereof.

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                        Please vote and sign on the other side.

[Side 2]

                       THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                              "FOR" THE FOLLOWING MATTER

ELECTION OF CLASS I DIRECTORS.

[ ]    FOR all nominees listed                 [ ]   WITHHOLD AUTHORITY
       below (except as                              to vote for all
       marked to the contrary hereon)                nominees listed hereon

       Kuzma Leschak, Jr.; I. Leo Moskovitz; Michael A. Barbetti;
Norman E. Woodworth; and Fred J. Gentile

       (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
       INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NAME IN THE
       LIST ABOVE.)

                                        The undersigned hereby acknowledges
                                        receipt of the Proxy Statement
                                        dated April 21, 1999 and hereby
                                        revokes any proxy or proxies
                                        heretofore given to vote shares at
                                        said meeting or any adjournment
                                        thereof.

Dated _______________, 1999             __________________________________
                                               Signature
(PLEASE DATE, SIGN AND RETURN
THIS PROXY IN THE ENCLOSED              __________________________________
ADDRESSED ENVELOPE)                     Signature if held jointly.  Please
                                        sign exactly as name appears
                                        hereon.